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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report: November 6, 2001             Commission File No.: 0-25969
  (Date of earliest event reported)


                                 RADIO ONE, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                52-1166660
  (State or other jurisdiction of       (I.R.S. Employer Identification No.)
  incorporation or organization)


                          5900 Princess Garden Parkway,
                                    7th Floor
                             Lanham, Maryland 20706
                    (Address of principal executive offices)


                                 (301) 306-1111
               Registrant's telephone number, including area code



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Item 5.  Other Events

On November 6, 2001, the Company issued (i) the press release attached hereto as
Exhibit 99.1 to announce its results for the third quarter of 2001 and (ii) the press release attached hereto as Exhibit 99.2 to announce its updated guidance for the fourth quarter of 2001.

    Exhibit Number              Description
    --------------              -----------

     99.1             Press release dated November 6, 2001: Radio One, Inc.
                      Reports Record Results for its Third Quarter of 2001.

     99.2             Press release dated November 6, 2001: Radio One, Inc.
                      Updates Guidance for the Fourth Quarter of 2001.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RADIO ONE, INC.




                          /s/ Scott R. Royster
                          ---------------------------------------------
November 7, 2001          Scott R. Royster
                          Executive Vice President and Chief Financial Officer
                          (Principal Accounting Officer)